Exhibit 99.1

COLUMBIA BANKING SYSTEM, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Standard Time the day before the meeting date for shares held directly and by 11:59 p.m. Eastern Standard Time three business days before the meeting date for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/COLB2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Standard Time the day before the meeting date for shares held directly and by 11:59 p.m. Eastern Standard Time three business days before the meeting date for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D63589-Z81577 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COLUMBIA BANKING SYSTEM, INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. To vote on a proposal to approve an amendment to the amended and restated articles of incorporation of Columbia Banking System, Inc. (“Columbia”) to effect an increase in the number of authorized shares of Columbia common stock, no par value, from 115,000,000 to 520,000,000 (the “articles amendment proposal”). 2. To vote on a proposal to approve the issuance of Columbia common stock in connection with the merger of Cascade Merger Sub, Inc. (“Merger Sub”), a direct wholly owned subsidiary of Columbia, with and into Umpqua Holdings Corporation (“Umpqua”) as merger consideration to holders of shares of Umpqua common stock, no par value, pursuant to the Agreement and Plan of Merger, dated as of October 11, 2021 (as may be amended, modified or supplemented from time to time in accordance with its terms), by and among Umpqua, Columbia and Merger Sub (the “share issuance proposal”). 3. To vote on a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the articles amendment proposal or the share issuance proposal. NOTE: You may attend the Special Meeting via the Internet and vote during the Special Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus is available at www.proxyvote.com. D63590-Z81577 COLUMBIA BANKING SYSTEM, INC. Special Meeting of Shareholders January 26, 2022 12:00 PM (PST) This proxy is solicited by the Board of Directors The undersigned shareholder of COLUMBIA BANKING SYSTEM, INC. (“Columbia”) hereby nominates, constitutes and appoints Craig D. Eerkes and Clint E. Stein, and each of them (with full power to act alone), the true and lawful attorneys and proxies, each with full power of substitution, for me and in my name, place and stead, to act and to vote all of the Common Stock of Columbia standing in my name and on its books on November 30, 2021, at the Special Meeting of Shareholders to be held live via webcast at www.virtualshareholdermeeting.com/COLB2022SM at 12:00 PM (PST) on January 26, 2022, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as shown on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders for the January 26, 2022 Special Meeting, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorneys and proxies. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. Continued and to be signed on reverse side